Filed under Rule 497(k)

Registration No. 002-83631

VALIC Company I (“VC I”)

Mid Cap Strategic Growth Fund

(the “Fund”)

Supplement dated August 11, 2016 to the Summary Prospectus dated October 1, 2015,

as supplemented and amended to date

The following changes to the Fund’s Summary Prospectus are effective immediately:

In the section entitled “Fund Summary: Mid Cap Strategic Growth Fund – Investment Adviser,” the information with respect to Janus Capital Management LLC (“Janus”) in the table captioned “Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Brian Demain, CFA	2015	Co-Portfolio Manager
Cody Wheaton, CFA	2016	Co-Portfolio Manager

Capitalized terms used but not defined herein shall have the meaning assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.